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                                 Exhibit 14(b)

                          Consent of Ernst & Young LLP
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               CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS


We consent to the references to our firm under the caption "Other Service Providers for Firstar Funds and FASF Funds" in the Combined Proxy
Statement/Prospectus in the Registration Statement (Form N-14) of First American Strategy Funds, Inc., filed with the Securities and Exchange Commission in this Registration Statement on Form N-14.



                                                          /s/Ernst & Young LLP


Minneapolis, Minnesota
May 30, 2001